UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2009

Teleflex Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

155 South Limerick Road, Limerick, Pennsylvania		19468
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-948-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At meetings of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Teleflex Incorporated (the "Company") and the Board held on February 23, 2009 and February 24, 2009, respectively, the Committee and the Board approved annual salary increases and compensation awards to each of the Company's named executive officers (the "named executive officers"), as described below.

(a) 2009 Salaries

The Board and the Committee approved salary increases for each of the named executive officers. The approved annual salaries are as follows:

Jeffrey P. Black - $927,000
Kevin K. Gordon - $448,875
R. Ernest Waaser - $468,938
Laurence G. Miller - $387,400
Vince Northfield - $387,400

As part of a broader Company program, the effectiveness of these salary increases has been deferred. The Committee has delegated authority to the Committee Chair, with respect to Mr. Black, and to Mr. Black, with respect to the other named executive officers, to evaluate and determine when to implement the approved increases, if at all. Until such increases have been approved for implementation, the salaries for each of named executive officers will remain at current levels.

(b) 2008 Bonus Awards

Each of the named executive officers was awarded a cash bonus for the fiscal year ended December 31, 2008 in the following amounts:

Jeffrey P. Black - $1,152,000
Kevin K. Gordon - $499,745
R. Ernest Waaser - $112,200
Laurence G. Miller - $245,850
Vince Northfield - $133,181

(c) Stock Option Awards

The Board approved annual stock option awards for the named executive officers in the following amounts:

Jeffrey P. Black - 152,802
Kevin K. Gordon - 46,861
R. Ernest Waaser - 45,090
Laurence G. Miller - 31,929
Vince Northfield - 31,929

The effective grant date of these stock option awards will be the third business day after the release of the Company's financial information for the fiscal year ended December 31, 2008. The options will vest in three equal annual installments beginning one year from the date of grant, and will have an exercise price per share equal to the closing price of the Company's common stock on the date of grant, as reported on the New York Stock Exchange.

(d) Restricted Stock Awards

The Board approved annual restricted stock awards for each of the named executive officers in the following amounts:

Jeffrey P. Black - 19,730
Kevin K. Gordon - 6,051
R. Ernest Waaser - 5,822
Laurence G. Miller - 4,123
Vince Northfield - 4,123

The effective date of grant of these restricted stock awards will be the third business day after the release of the Company's financial information for the fiscal year ended December 31, 2008. Each restricted stock award will vest in its entirety on the third anniversary of the date of grant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teleflex Incorporated

February 27, 2009	By:	Jeffrey P. Black

Name: Jeffrey P. Black
Title: Chairman, President and Chief Executive Officer